Subsequent Event	12 Months Ended
Mar. 31, 2011
Notes to Financial Statements
Subsequent Event

23. SUBSEQUENT EVENT

At the Group Management Committee (a decision-making body of Executive Officers) held on June 29, 2011, the Company decided to put out a call to personnel for voluntary early retirement as follows in order to further enhance competitiveness and improve profitability:

(1) Number of personnel that may elect voluntary early retirement:	Approximately 1,600 among the Company and Ricoh group companies in Japan
(2) Application period:	July 1, 2011 to October 31, 2011 (Expected)
(3) Date of retirement:	August 1, 2011 to November 30, 2011

Expenses, such as special retirement payments, that arise from this voluntary early retirement program are estimated to total approximately ¥23,000 million and will be recognized in the Company's consolidated financial statements when upon elected by each employee that decided to accept voluntary early retirement.

In addition to this program, the Company will continue to implement measures to optimize its human resources such as by decreasing the number of personnel (through natural attrition on a global basis, including in Japan, whereby new personnel will not be hired to replenish retiring personnel and prior hiring decisions will be reexamined), undertaking internally businesses that were out-sourced to external parties and relocating personnel, such that the personnel headcount would be reduced in the aggregate by approximately 10,000 persons on a group-wide basis.